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                                                                    EXHIBIT 99.1

           RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA (CASH FLOW)
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                              THREE MONTHS ENDED               YEAR ENDED
                                                                  DECEMBER 31,                 DECEMBER 31,
                                                             2002           2001          2002            2001
                                                           ---------      ---------     ---------      ---------
Net income                                                 $  11,336      $     372     $  37,685      $  16,179
    Depletion, depreciation, and amortization                  8,185          8,226        34,550         31,721
    Interest and other                                         4,364          1,274        12,215          5,995
    Non-cash stock based compensation                             --             --            --          9,587
    Bad debt expense                                              --          7,005            --          7,005
    Impairment of oil and gas properties                          --          2,598            --          2,598
    Amortization of the Enron Gain                            (1,104)            --        (4,416)            --
    Income tax provision                                       7,146            228        22,722         16,333
    Cumulative effect of accounting change, net of tax            --             --            --            884
    Extraordinary loss from early extinguishment
         of debt, net of tax                                      --             --           174             --
                                                           ---------      ---------     ---------      ---------
    Adjusted EBITDA (Cash Flow)                            $  29,927      $  19,703     $ 102,930      $  90,302



   RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED EBITDA
                                   (CASH FLOW)
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                       THREE MONTHS ENDED                YEAR ENDED
                                                          DECEMBER 31,                  DECEMBER 31,
                                                      2002           2001           2002           2001
                                                    ---------      ---------      ---------      ---------
Cash provided by operating activities               $  35,007      $  17,550      $  91,509      $  80,212
    Non-cash derivative gain (loss)                       (63)          (284)         1,239           (680)
    Other non-cash charges                               (434)          (361)            (3)        (1,718)
    Loss on disposition of assets                          (1)          (132)          (254)          (165)
    Changes in operating assets and liabilities        (8,247)         1,539          3,279          4,043
    Interest and other                                  4,364          1,274         12,215          5,995
    Amortization of the Enron Gain                     (1,104)            --         (4,416)            --
    Current income tax provision                          405            117           (639)         2,615
                                                    ---------      ---------      ---------      ---------
Adjusted EBITDA (Cash Flow)                         $  29,927      $  19,703      $ 102,930      $  90,302

         RECONCILIATION OF NET INCOME TO NET INCOME BEFORE SPECIAL ITEMS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                           THREE MONTHS ENDED          YEAR ENDED
                                                               DECEMBER 31,           DECEMBER 31,
                                                            2002        2001        2002        2001
                                                           -------     -------     -------     -------
Net income                                                 $11,336     $   372     $37,685     $16,179
    Non-cash stock based compensation                           --          --          --       9,587
    Bad debt expense, net of taxes of $2,662                    --       4,343          --       4,343
    Impairment of oil and gas properties, net of
         taxes of $987                                          --       1,611          --       1,611
    Cumulative effect of accounting change, net of tax          --          --          --         884
                                                           -------     -------     -------     -------
Net income before special items                            $11,336     $ 6,326     $37,685     $32,604